Leases	12 Months Ended
Dec. 25, 2012
Leases [Abstract]
Leases

(5) Leases

The Company leases certain facilities under noncancelable operating leases with terms expiring between 2013 and 2034. The leases have renewal options ranging from five to 20 years, which are exercisable at the Company’s option. In addition, certain leases contain escalation clauses based on a fixed percentage increase and provisions for contingent rentals based on a percentage of gross revenues, as defined. Total rental expense amounted to $8,228, $11,170, and $13,065 including contingent rentals of approximately $1,751, $2,682, and $3,240 for the years ended December 28, 2010, December 27, 2011, and December 25, 2012, respectively.

Future minimum lease payments under noncancelable operating leases include renewal option periods for certain leases when such option periods are included for purposes of calculating straight-line rents. At December 25, 2012, future minimum rentals for each of the next five years and in total are as follows:

2013	$11,936
2014	12,571
2015	12,522
2016	12,660
2017	12,435
Thereafter	141,950

Total minimum lease payments	$204,074

During 2010, the Company entered into a sale-leaseback arrangement with a private investor group. Under the arrangement, the Company sold the land and building of its Sullivan’s restaurant located in Chicago, Illinois and leased a portion of the facility back for a term of 10 years with options to renew. The sale-leaseback transaction did not provide for any continuing involvement by the Company other than a normal lease where the Company uses the property during the lease term. The lease was accounted for as an operating lease. The net proceeds from the transaction of approximately $3,853 were used to reduce the Company’s indebtedness under its credit facility. The Company realized a gain of approximately $743 which has been deferred and is being amortized over the life of the lease as a reduction in rent expense.

During 2011, the Company entered into a sale-leaseback arrangement with a private investor group. Under the arrangement, the Company sold the land and building of two of its Del Frisco’s restaurants located in Denver, Colorado and Ft. Worth, Texas and leased them back for a term of 15 years with options to renew. The sale-leaseback transactions do not provide for any continuing involvement by the Company other than a normal lease where the Company intends to use the property during the lease term. The leases were accounted for as operating leases. The aggregate annual lease obligation for the first year of the arrangement is approximately $1,151 with lease rental escalating every five years thereafter. The net proceeds from the transaction were approximately $13,235. Approximately $10,405 of the net proceeds were used to pay down the Company’s indebtedness under its credit facility. The Company realized a gain of approximately $8,699 which has been deferred as a component of deferred rent obligations and is being amortized over the life of the leases as a reduction in rent expense.